NATURE'S SUNSHINE PRODUCTS, INC.
ATTN: SHANE JONES
2901 W. BLUEGRASS BLVD.
LEHI, UT 84043

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01927-P89776 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATURE'S SUNSHINE PRODUCTS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Curtis Kopf
02) Terrence O. Moorehead
03) Richard D. Moss
04) Tess Roering
05) Robert D. Straus
06) J. Christopher Teets
07) Heidi Wissmiller
08) Rong Yang

The Board of Directors recommends you vote FOR proposals 2, 3, and 1 YEAR on proposal 4.

	For	Against	Abstain
2. An advisory, non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐
3. Ratification of the appointment of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Named Executive Officer Compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V01928-P89776

NATURE'S SUNSHINE PRODUCTS, INC.
PROXY OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 3, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned having received the notice of Annual Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Terrence O. Moorhead and Shane Jones or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature's Sunshine Products, Inc. at the Annual Meeting of Shareholders to be held on May 3, 2023, at 10:00 a.m. Mountain Daylight Time, at our principal executive offices located at 2901 W. Bluegrass Blvd., Suite 100, Lehi, Utah 84043, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

NATURE'S SUNSHINE PRODUCTS, INC.

2023 Annual Meeting
Vote by May 2, 2023 11:59 PM ET.
For shares held in a Plan, vote by April 30, 2023 11:59 PM ET.



NATURES SUNSHINE

NATURE'S SUNSHINE PRODUCTS, INC.
ATTN: SHANE JONES
2901 W. BLUEGRASS BLVD.
LEHI, UT 84043

V01950-P89776

You invested in NATURE'S SUNSHINE PRODUCTS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 3, 2023
10:00 a.m. Mountain Daylight Time

2901 W. Bluegrass Blvd.
Suite 100
Lehi, Utah 84043

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Curtis Kopf 02) Terrence O. Moorehead 03) Richard D. Moss 04) Tess Roering 05) Robert D. Straus 06) J. Christopher Teets 07) Heidi Wissmiller 08) Rong Yang	For
2. An advisory, non-binding resolution to approve the compensation of the named executive officers.	For
3. Ratification of the appointment of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2023.	For
4. Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Named Executive Officer Compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".